Exhibit 99.2




                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. 1350 (as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned, hereby certify that to the best of my knowledge the Quarterly Report on Form 10-QSB of The Reserve Petroleum Company for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.









Date:  November  12,  2003            /s/  Jerry  L.  Crow
       -------------------            ------------------------------------------
                                      Jerry  L.  Crow
                                      2nd  Vice  President,  Secretary/Treasurer
                                      (Chief Financial and  Accounting  Officer)
















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